                                                    OPPENHEIMER MUNICIPAL BOND FUND

                                                               FORM N-1A

                                                                PART C

                                                           OTHER INFORMATION

Item 23.  Exhibits

(a)      Amended and Restated Declaration of Trust dated September 16, 1996: Previously filed with Registrant's Post-Effective
Amendment No. 37 (11/20/96) and incorporated herein by reference .

(b)      Amended and Restated By-Laws dated as of December 14, 2000: Filed herewith.

(c)      (i)  Specimen Class A Share Certificate: Filed herewith.

         (ii) Specimen Class B Share Certificate: Filed herewith.

         (iii) Specimen Class C Share Certificate: Filed herewith.

 (d)     Investment Advisory Agreement dated October 22, 1990: Previously filed with Registrant's Post-Effective Amendment No. 27
(2/28/91),  refiled with Registrant's Post-Effective Amendment No. 33 (4/28/95) pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

(e)      (i) General Distributor's Agreement dated December 10, 1992:  Previously filed with Registrant's Post-Effective Amendment
No. 30 (3/16/93),  refiled with Registrant's Post-Effective Amendment No. 33 (4/28/95) pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

         (ii) Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

         (iii) Form of Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

         (iv) Form of Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

         (v) Form of Trust Company Fund/SERV Purchase Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with
Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and
incorporated herein by reference.

         (vi) Form of Trust Company Agency Agreement of OppenheimerFunds, Distributor, Inc.: Previously filed with Post-Effective
Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

(f)      (i) Amended and Reinstated Retirement Plan for Non-Interested Trustees or Directors dated 8/9/01: Previously filed with
Post-Effective Amendment No. 34 to the Registration Statement of Gold & Special Minerals Fund (Reg. No. 2-82590), 10/25/01, and
incorporated herein by reference.

          (ii) Retirement Plan for Non-Interested Trustees or Directors dated 6/7/90 - Filed with Post-Effective Amendment No.  97 to the Registration Statement of Oppenheimer Fund (File No. 2-14586) 8/30/90, refiled with Post-Effective Amendment No. 45 of
Oppenheimer Growth Fund (Reg. No. 2-45272), 8/22/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

(iii) Form of Deferred Compensation Agreement for Disinterested Trustees:  Filed with Post-Effective Amendment No.26 to the
Registration Statement of Oppenheimer Gold & Special Minerals Fund (Reg. No. 2-82590), 10/28/98, and incorporated by reference.

(g)      Global Custodial Services Agreement dated May 3, 2001 between Registrant and Citibank, N.A.: Previously filed with
Post-Effective Amendment No. 33 to the Registration Statement of Centennial Money Market Trust (Reg. No. 2-65245), 10/25/01, and
incorporated herein by reference.

(h)      Not applicable.

(i)      Opinion and Consent of Counsel dated May 1, 1987:  Previously filed with Registrant's Post-Effective Amendment No. 22
(5/1/87) , refiled with Registrant's Post-Effective Amendment No. 33 (4/28/95) pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

(j)      Independent Auditor's Consent: Filed herewith.

(k)      Not applicable.

Investment Letter from OppenheimerFunds, Inc. to Registrant dated October 1, 1976: Previously filed with Post-Effective Amendment No.
40 (9/24/98), and incorporated herein by reference.

(m)      (i) Service Plan and Agreement for Class A shares dated June 20, 1994: Previously filed with the Registrant's Post Effective
Amendment No. 42 (11/19/99) and incorporated herein by reference.

         (ii) Distribution and Service Plan and Agreement for Class B shares dated February 12, 1998: Previously filed with
Post-Effective Amendment No. 40 (9/24/98), and incorporated herein by reference.

         (iii) Distribution and Service Plan and Agreement for Class C shares dated February 12, 1998: Previously filed with
Post-Effective Amendment No. 40 (9/24/98), and incorporated herein by reference.
(n)      Oppenheimer Funds Multiple Class Plan under Rule 18f-3 March 18, 1996 and updated through 8/21/01:  Previously filed with
Post-Effective Amendment No. 20 to the Registration Statement of Oppenheimer Cash Reserves (Reg. No. 33-23223), 9/27/01, and
incorporated herein by reference.

(o)      Powers of Attorney for all Trustees/Directors and Officers except for John V. Murphy (including Certified Board
Resolutions): Previously filed with Pre-Effective Amendment No. 1 to the Registration Statement of Oppenheimer Emerging Growth Fund
(Reg. No. 333-44176), 10/5/00, and incorporated herein by reference.

(i)      Power of Attorney for John V. Murphy (including Certified Board Resolution): Previously filed with Post-Effective Amendment
No. 45 to the Registration Statement of Oppenheimer U.S. Government Trust (Reg. No. 2-76645), 10/22/01, and incorporated herein by reference.

Amended and Restated Code of Ethics of the Oppenheimer Funds dated March 1, 2000 under Rule 17j-1 of the Investment Company Act of
1940: Previously filed with the Initial Registration Statement of Oppenheimer Emerging Growth Fund (Reg. No. 333-44176), 8/21/00, and
incorporated herein by reference.
Item 24.  Persons Controlled by or Under Common Control with the Fund
---------------------------------------------------------------------

None.

Item 25.  Indemnification
-------------------------

Reference is made to the provisions of Article Seven of Registrant's Amended and Restated Declaration of Trust filed as Exhibit 23(a)
to this Registration Statement, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by
Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of the Investment Adviser

(a)      OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item
26(b) below.

(b)      There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position Other Business and Connections

with OppenheimerFunds, Inc. During the Past Two Years

Timothy L. Abbuhl, Assistant Vice President None. Amy B. Adamshick, Vice President Formerly at Scudder Kemper Investments (July 1998 - May 2000) Charles E. Albers, Senior Vice President None. Edward J. Amberger, Assistant Vice President None. Janette Aprilante, Assistant Vice President None. Hany S. Ayad, Assistant Vice President None. Victor W. Babin, Senior Vice President None. Bruce L. Bartlett, Senior Vice President None. Victoria Baska, Assistant Vice President None. George Batejan, Executive Vice President/ Chief Information Officer None. Kevin Baum, Assistant Vice President None. Connie Bechtolt, Assistant Vice President None. Kathleen Beichert, Vice President None. Rajeev Bhaman, Vice President None. Mark Binning, Assistant Vice President None. Robert J. Bishop, Vice President None. John R. Blomfield, Vice President None. Chad Boll, Assistant Vice President None Lowell Scott Brooks, Vice President None. Scott Burroughs Vice President None. Adele A. Campbell, Assistant Vice President & Assistant Treasurer: Rochester Division None. Michael A. Carbuto, Vice President None Peter V. Cocuzza, Vice President None. Julie C. Cusker, Assistant Vice President: Rochester Division None. O. Leonard Darling, Vice Chairman, Executive Vice President and Chief Investment

Officer and Director Chairman of the Board and a director (since June 1999) and Senior Managing Director (since December 1998) of HarbourView Asset Management Corporation; a director (since July 2001) of Oppenheimer Acquisition Corp.; a director (since March 2000) of OFI Private Investments, Inc.; Chairman of the Board, Senior Managing Director and director (since February 2001) of OAM Institutional, Inc.; Trustee (since 1993) of Awhtolia College - Greece.

John M. Davis, Assistant Vice President None. Robert A. Densen, Senior Vice President None. Ruggero de'Rossi,

Vice President Formerly, Chief Strategist at ING Barings (July 1998 – March 2000).

Craig P. Dinsell, Executive Vice President None. Randall C. Dishmon, Assistant Vice President None. Steven D. Dombrower, Vice President None. Bruce C. Dunbar, Vice President None. Richard Edmiston, Assistant Vice President None. Daniel R. Engstrom, Assistant Vice President None. Armand B. Erpf, Assistant Vice President None. George R. Evans, Vice President None. Edward N. Everett, Assistant Vice President None. George Fahey, Vice President None. Leslie A. Falconio, Vice President None. Scott T. Farrar,

Vice President Assistant Treasurer of Oppenheimer Millennium Funds plc; an officer of other Oppenheimer funds.

Katherine P. Feld, Vice President, Senior Counsel and Secretary Vice President and Secretary of OppenheimerFunds Distributor, Inc.; Secretary and Director of Centennial Asset Management Corporation; Vice President and Secretary of Oppenheimer Real Asset Management, Inc.; Secretary of HarbourView Asset Management Corporation, Oppenheimer Partnership Holdings, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private Investments, Inc. and OAM Institutional, Inc. Ronald H. Fielding, Senior Vice President; Chairman: Rochester Division Director of ICI Mutual Insurance Company; Governor of St. John's College; Director of International Museum of Photography at George Eastman House; an officer and/or portfolio manager of certain Oppenheimer funds. P. Lyman Foster, Senior Vice President Formerly, Vice President of Prudential Investments (August 1999-April 2000). David J. Foxhoven, Assistant Vice President None. Colleen M. Franca, Assistant Vice President None. Crystal French, Vice President None. Dan P. Gangemi, Vice President None. Subrata Ghose,

Assistant Vice President Formerly, Equity Analyst at Fidelity Investments (1995 – March 2000).

Charles W. Gilbert, Assistant Vice President None. Alan C. Gilston, Vice President None. Jill E. Glazerman, Vice President None. Paul M. Goldenberg, Vice President None. Mikhail Y. Goldverg, Vice President None. Laura Granger, Vice President Formerly, Portfolio Manager at Fortis Advisors (July 1998-October 2000). Jeremy H. Griffiths, Executive Vice President, Chief Financial Officer and Director Chief Financial Officer, Treasurer and director of Oppenheimer Acquisition Corp.; Executive Vice President of HarbourView Asset Management Corporation; President and director of OppenheimerFunds International Ltd.; President. Chief Executive Officer, Chairman of the Board and director of Oppenheimer Trust Company; director of Trinity Investment Management Corp., Secretary/Treasurer and director of OppenheimerFunds Legacy Program (a Colorado non-profit corporation); Executive Vice President of OFI Private Investments, Inc.; Executive Vice President of OAM Institutional, Inc. and a Member and Fellow of the Institute of Chartered Accountants. Robert Grill, Senior Vice President None. Robert Guy, Senior Vice President None. Robert Haley, Assistant Vice President None. Kelly Haney, Assistant Vice President None. Thomas B. Hayes, Vice President None. Dorothy F. Hirshman, Vice President None. Merryl I. Hoffman, Vice President and Senior Counsel Secretary of Oppenheimer Trust Company. Merrell I. Hora, Vice President None. Scott T. Huebl, Vice President None. Margaret Hui,

Assistant Vice President Formerly Vice President – Syndications of Sanwa Bank California (January 1998 – September 1999).

James G. Hyland, Assistant Vice President None. Steve P. Ilnitzki, Senior Vice President Formerly Vice President of Product Management at Ameritrade (until March 2000). Kathleen T. Ives, Vice President and Assistant Counsel None. William Jaume, Vice President Senior Vice President (since April 2000) of HarbourView Asset Management Corporation; and of OAM Institutional, Inc. (since February 2001). Frank V. Jennings, Vice President None. Lewis A. Kamman, Vice President None. Jennifer E. Kane, Assistant Vice President None. Lynn O. Keeshan, Senior Vice President None. Thomas W. Keffer, Senior Vice President None. Kristina J. Keller, Vice President None. Michael Keogh, Vice President None. Michael Kirkpatrick, Assistant Vice President None. Walter G. Konops, Assistant Vice President None. Avram D. Kornberg, Senior Vice President None. Dimitrios Kourkoulakos, Assistant Vice President. None. John S. Kowalik, Senior Vice President None. Joseph Krist, Assistant Vice President None. Christopher M. Leavy, Senior Vice President Formerly Vice President and Portfolio Manager at Morgan Stanley Investment Management (1997-September 2000). Dina C. Lee, Assistant Vice President and

Assistant Counsel Formerly an attorney and Assistant Secretary at Van Eck Global (until December 2000).

Michael S. Levine Vice President None. Shanquan Li, Vice President None. Mitchell J. Lindauer, Vice President and Assistant General Counsel None. Malissa B. Lischin,

Assistant Vice President Formerly Associate Manager, Investment Management Analyst at Prudential (1996 – March 2000).

David P. Lolli, Assistant Vice President Daniel G. Loughran Vice President: Rochester Division None. David M. Mabry, Vice President None. Steve Macchia, Vice President None. Marianne Manzolillo,

Assistant Vice President Formerly, Vice President for DLJ High Yield Research Department (February 1993 - July 2000).

Philip T. Masterson, Vice President and Associate Counsel None. Lisa Migan, Assistant Vice President None. Andrew J. Mika, Senior Vice President None. Joy Milan, Vice President None. Denis R. Molleur, Vice President and Senior Counsel None. Nikolaos D. Monoyios, Vice President None. John Murphy, Chairman, Chief Executive

Officer, President and Director President and a director (since July 2001) of Oppenheimer Acquisition Corp.; President, Chief Executive Officer and a director (since July 2001) of OFI Private Investments, Inc.; Chairman and a director (since July 2001) of Shareholder Services, Inc. and of Shareholder Financial Services, Inc.; President and a director (since July 2001) of Oppenheimer Partnership Holdings, Inc.; a director of HarbourView Asset Management Corporation and of Oppenheimer Real Asset Management, Inc. (since July 2001); President and a director (since July 2001) of OppenheimerFunds Legacy Program; Trustee (since 1999) of MML Series Investment Fund, an open-end investment company; formerly Chief Operating Officer (August 2000 - July 2001) of OppenheimerFunds, Inc..

Thomas J. Murray, Vice President None. Kenneth Nadler, Vice President None. David Negri, Senior Vice President None. Barbara Niederbrach, Assistant Vice President None. Robert A. Nowaczyk, Vice President None. Raymond C. Olson, Assistant Vice President None. Gina M. Palmieri, Vice President None. Frank J. Pavlak, Vice President None. David P. Pellegrino, Vice President None. James F. Phillips, Assistant Vice President None. Jane C. Putnam, Vice President None. Michael E. Quinn, Vice President None. Julie S. Radtke, Vice President None. Norma J. Rapini, Assistant Vice President: Rochester Division None. Thomas P. Reedy,

Vice President Vice President (since April 1999) of HarbourView Asset Management Corporation.

John Reinhardt, Vice President: Rochester Division None David Robertson,

Senior Vice President Formerly Director of Sales & Marketing at Schroder Investment Management North America (March 1998-March 2000).

Antoinette Rodriguez, Assistant Vice President None. Jeffrey S. Rosen, Vice President None. Richard H. Rubinstein, Senior Vice President None. Lawrence E. Rudnick, Assistant Vice President None. James H. Ruff, Executive Vice President President and director of OppenheimerFunds Distributor, Inc.; Executive Vice President (since March 2000) of OFI Private Investments, Inc. Andrew Ruotolo Executive Vice President President and director of Shareholder Services, Inc.; formerly Chief Operations Officer for American International Group (August 1997-September 1999). Rohit Sah, Assistant Vice President None. Valerie Sanders, Vice President None. Kenneth Schlupp

Vice President Assistant Vice President (since March 2000) of OFI Private Investments, Inc.

Jeffrey R. Schneider, Vice President None. Ellen P. Schoenfeld, Vice President None. Allan P. Sedmak Assistant Vice President None. Jennifer L. Sexton, Vice President None. Martha A. Shapiro, Vice President None. Steven J. Sheerin,

Vice President Formerly consultant with Pricewaterhouse Coopers (November 2000-May 2001) prior to which he was a Vice President of Merrill Lynch Pierce Fenner & Smith, Inc. (July 1998-October 2000).

Richard A. Soper, Vice President None. Keith J. Spencer, Vice President None. Cathleen R. Stahl, Assistant Vice President Assistant Vice President & Manager of Women & Investing Program. Richard A. Stein, Vice President: Rochester Division None. Arthur P. Steinmetz, Senior Vice President None. Jayne M. Stevlingson, Vice President None. Gregory J. Stitt, Vice President None. John P. Stoma, Senior Vice President None. Deborah A. Sullivan, Assistant Vice President, Assistant Counsel Formerly, Associate General Counsel, Chief Compliance Officer, Corporate Secretary and Vice President of Winmill & Co. Inc. (formerly Bull & Bear Group, Inc.), CEF Advisers, Inc. (formerly Bull & Bear Advisers, Inc.), Investor Service Center, Inc. and Midas Management Corporation (November 1997 - March 2000). Mary Sullivan, Assistant Vice President None. Kevin L. Surrett, Assistant Vice President None. James C. Swain,

Vice Chairman of the Board Chairman, CEO and Trustee, Director or Managing Partner of the Denver-based Oppenheimer Funds; formerly, President and Director of Centennial Asset Management Corporation and Chairman of the Board of Shareholder Services, Inc.

Susan B. Switzer, Vice President None. Anthony A. Tanner, Vice President: Rochester Division None. Paul E. Temple, Vice President Formerly (until May 2000) Director of Product Development at Prudential. Mark S. Vandehey, Vice President None. Maureen VanNorstrand, Vice President None. Phillip F. Vottiero, Vice President None. Samuel Sloan Walker, Vice President None. Teresa M. Ward, Vice President None. Jerry A. Webman, Senior Vice President None. Christopher D. Weiler, Assistant Vice President: Rochester Division None. Barry D. Weiss,

Vice President Formerly with Fitch IBCA (1996 - January 2000).

Christine Wells, Vice President None. Joseph J. Welsh, Vice President None. Catherine M. White,

Assistant Vice President Formerly, Assistant Vice President with Gruntal & Co. LLC (September 1998 - October 2000); member of the American Society of Pension Actuaries (ASPA) since 1995.

William L. Wilby,

Senior Vice President Senior Investment Officer, Director of International Equities; Senior Vice President of HarbourView Asset Management Corporation.

Donna M. Winn, Senior Vice President Senior Vice President (since March 2000) of OFI Private Investments, Inc. Kenneth Winston, Senior Vice President Principal at Richards & Tierney, Inc. (until June 2001). Brian W. Wixted, Senior Vice President and Treasurer Treasurer (since March 1999) of HarbourView Asset Management Corporation, Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc., of OFI Private Investments, Inc. (since March 2000) and of OppenheimerFunds International Ltd. and of Oppenheimer Millennium Funds plc (since May 2000), of OAM Institutional, Inc. (since February 2001); Treasurer and Chief Financial Officer (since May 2000) of Oppenheimer Trust Company; Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and of OppenheimerFunds Legacy Program (since April 2000); an officer of other Oppenheimer funds. Carol Wolf,

Senior Vice President An officer and/or portfolio manager of certain Oppenheimer funds; serves on the Board of Chinese Children Adoption International Parents Council, Supporters of Children, and the Advisory Board of Denver Children’s Hospital Oncology Department.

Kurt Wolfgruber,

Senior Vice President Senior Investment Officer, Director of Domestic Equities; member of the Investment Product Review Committee and the Executive Committee of HarbourView Asset Management Corporation.

Caleb C. Wong, Vice President None. Robert G. Zack, Senior Vice President, Secretary and Acting General Counsel Assistant Secretary of Shareholder Services, Inc., Shareholder Financial Services, Inc., OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc; an officer of other Oppenheimer funds; formerly Associate General Counsel (May 1981-October 2001). Jill Zachman, Assistant Vice President: Rochester Division None. Neal A. Zamore, Vice President Formerly (until May 2000) Vice President at GE Capital. Mark D. Zavanelli, Vice President None. Arthur J. Zimmer, Senior Vice President Senior Vice President (since April 1999) of HarbourView Asset Management Corporation. Susan Zimmerman, Vice President None.
The Oppenheimer Funds include the New York-based Oppenheimer Funds, the Denver-based Oppenheimer Funds and the Oppenheimer Quest
/Rochester Funds, as set forth below:

New York-based Oppenheimer Funds
--------------------------------

Oppenheimer California Municipal Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Preservation Fund
Oppenheimer Concentrated Growth Fund
Oppenheimer Concentrated Growth Fund
Oppenheimer Discovery Fund
Oppenheimer Emerging Growth Fund
Oppenheimer Emerging Technologies Fund
Oppenheimer Enterprise Fund
Oppenheimer Europe Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer International Growth Fund
Oppenheimer International Small Company Fund
Oppenheimer Mid Cap Value Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer Multi-Sector Income Trust
Oppenheimer Multi-State Municipal Trust
Oppenheimer Multiple Strategies Fund
Oppenheimer Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer Series Fund, Inc.
Oppenheimer Special Value Fund
Oppenheimer Trinity Core Fund
Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer Trinity Value Fund
Oppenheimer U.S. Government Trust

Quest/Rochester Funds
---------------------

Limited Term New York Municipal Fund
Oppenheimer Convertible Securities Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest For Value Funds
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Rochester Fund Municipals

Denver-based Oppenheimer Funds
------------------------------

Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Capital Income Fund
Oppenheimer High Yield Fund
Oppenheimer Integrity Funds
Oppenheimer International Bond Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer Main Street Funds, Inc.
Oppenheimer Municipal Fund
Oppenheimer Real Asset Fund
Oppenheimer Select Managers
Oppenheimer Senior Floating Rate Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Variable Account Funds
Panorama Series Fund, Inc.

The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corp., Oppenheimer

Partnership Holdings, Inc., Oppenheimer Acquisition Corp. and OFI Private Investments, Inc. is 6803 South Tuscon Way, Englewood, CO
80112.

The address of the New York-based Oppenheimer Funds, the Quest Funds, the Rochester-based funds, the Denver-based Oppenheimer Funds,
Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services, Centennial Asset Management Corporation,
Centennial Capital Corp., and Oppenheimer Real Asset Management, Inc. is 6803 South Tucson Way, Englewood, Colorado 80112.

Item 27. Principal Underwriter

(a)      OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and
B of this Registration Statement and listed in Item 26(b) above (except Oppenheimer Multi-Sector Income Trust and Panorama Series
Fund, Inc.) and for MassMutual Institutional Funds.

(b)      The directors and officers of the Registrant's principal underwriter are:

Name & Principal  Positions & Offices   Positions & Offices
Business Address  with Underwriter       with Registrant
----------------  ----------------       ---------------

Robert Agan (1)   Vice President            None

Jason R. Bach     Vice President            None
3264 Winthrop Circle
Marietta, GA 30067

William M. Beardsley       Vice President   None
1521 Arrow Wood Land
Downers Grove, IL 60515

Kathleen Beichert (1)      Vice President   None

Gabriella Bercze (2)       Vice President   None

Douglas S. Blankenship     Vice President   None
17011 Woodbark

Spring, TX  77379

Tracey Blinzler (1)        Assistant Vice President  None

Christina Bourgeois (2)    Assistant Vice President  None

L. Scott Brooks (2)        Vice President   None

Kevin E. Brosmith Senior Vice President     None
170 Phillip Court
Lake Bluff, IL 60044

Jeffrey W. Bryan (2)       Vice President   None

Susan Burton      Vice President    None
4127 Towne Green Circle
Addison, TX 75001

Kathleen Mary Byron        Vice President   None
6 Dahlia Drive
Irvine, CA 92618

H.C. Digby Clements        Vice President   None
200 Oaklane
Rochester, NY 14610

Robert A. Coli    Vice President    None
12 White Tail Lane

Bedminster, NJ 07921

William Coughlin (2)       Vice President   None

Jill E. Crockett (2)       Assistant Vice President  None

Jeffrey D. Damia (2)       Vice President   None

John Davis (2)    Assistant Vice President  None

Stephen J. Demetrovits (2) Vice President   None

Christopher DeSimone       Vice President   None
5105 Aldrich Avenue South
Minneapolis, MN 55419

Michael W. Dickson         Vice President   None
21 Trinity Avenue
Glastonbury, CT 06033

Joseph A. DiMauro Vice President    None
244 McKinley Avenue
Grosse Pointe Farms, MI 48236

Steven Dombrower (2)       Vice President   None

George P. Dougherty        Vice President   None
4090 Redbud Circle
Doylestown, PA 18901

Cliff H. Dunteman Vice President    None
1196 Fieldstone Dr.
Crystal Lake, IL 60014-1642

John Eiler (2)    Vice President    None

Kent M. Elwell    Vice President    None
35 Crown Terrace

Yardley, PA  19067

Gregg A. Everett  Vice President    None
7124 Trysail Circle
Tampa, FL 33607

George R. Fahey   Vice President    None
9 Townview Court

Flemington, NJ 08822

Eric C. Fallon    Vice President    None
10 Worth Circle
Newton, MA 02458

Katherine P. Feld (2)      Vice President and        None

         Corporate Secretary

Mark J. Ferro (2) Vice President    None

Ronald H. Fielding (3)     Vice President   None

Patrick W. Flynn (1)       Senior Vice President     None

John E. Forrest (2)        Senior Vice President     None

John ("J") Fortuna (2)     Vice President   None

P. Lyman Foster (2)        Senior Vice President     None

Victoria Friece (1)        Assistant Vice President  None

Luiggino J. Galleto        Vice President   None
10302 Riesling Court

Charlotte, NC 28277

Michelle M. Gans  Vice President    None
2700 Polk Street, Apt. #9
San Francisco, CA 94109
Lucio Giliberti   Vice President    None
6 Cyndi Court

Flemington, NJ 08822

Raquel Granahan (2)        Vice President   None

Ralph Grant (2)   Senior Vice President     None

Michael D. Guman  Vice President    None
3913 Pleasant Avenue

Allentown, PA 18103

Tonya N. Hammet   Assistant Vice President  None
2612 W. Grand Reserve Circle #227
Clearwater, FL 33759

Clifford W. Heidinger      Vice President   None
90 Gates Street

Portsmouth, NH 03801

Phillipe D. Hemery         Vice President   None
184 Park Avenue

Rochester, NY 14607

Elyse R. Jurman Herman     Vice President   None
1194 Hillsboro Mile, Villa 51
Hillsboro Beach, FL  33062

Wendy G. Hetson   Vice President    None
4 Craig Street
Jericho, NY 11753

Kristen L. Heyburn         Vice President   None
2315 Mimosa Drive #2
Houston, TX 77019

William E. Hortz (2)       Vice President   None

Edward Hrybenko (2)        Vice President   None

Brian F. Husch (2)         Vice President   None

Richard L. Hymes (2)       Vice President   None

Kathleen T. Ives (1)       Vice President   None

Eric K. Johnson   Vice President    None
28 Oxford Avenue
Mill Valley, CA 94941

Mark D. Johnson   Vice President    None
15792 Scenic Green Court
Chesterfield, MO 63017

John S. Kavanaugh Vice President    None
2 Cervantes, Apt. #301

San Francisco, CA 94123

Christina J. Keller (2)    Vice President   None

Brian G. Kelly    Vice President    None
60 Larkspur Road

Fairfield, CT 06430

Michael Keogh (2) Vice President    None

Lisa Klassen (1)  Assistant Vice President  None

Richard Klein     Senior Vice President     None
4820 Fremont Avenue So.
Minneapolis, MN 55409

Richard Knott (2) Vice President    None

Dean Kopperud (2) Senior Vice President     None

Brent A. Krantz   Senior Vice President     None
P. O. Box 1313
Seahurst, WA 98062

David T. Kuzia    Vice President    None
9697 S. Golden Eagle Dr.
Highlands, CO 80126

Tracey Lange (2)  Vice President    None

Dawn Lind         Vice President    None
21 Meadow Lane
Rockville Centre, NY 11570

Malissa Lischin (2)        Assistant Vice President  None

James V. Loehle   Vice President    None
30 Wesley Hill Lane

Warwick, NY 10990

Joseph X. Loftus (2)       Assistant Vice President  None

John J. Lynch     Vice President    None
5341 Ellsworth
Dallas, TX 75206

Mark Macken       Vice President    None
462 Lincoln Avenue
Sayville, NY 11782

Michael Magee (2) Vice President    None

Steven C. Manns   Vice President    None
1941 W. Wolfram

Chicago, IL 60657

Todd A. Marion    Vice President    None
3 St. Marks Place
Cold Spring Harbor, NY 11724

David M. Martin   Vice President    None
10155 S. Woodrose Lane
Highlands Ranch, CO 80126

LuAnn Mascia (2)  Assistant Vice President  None

Theresa-Marie Maynier      Vice President   None
2421 Charlotte Drive
Charlotte, NC 28203

Anthony P. Mazzariello     Vice President   None
704 Beaver Road

Leetsdale, PA 15056

John C. McDonough Vice President    None
3812 Leland Street

Chevy Chase, MD 20815

Kent C. McGowan   Vice President    None
18424 12th Avenue West

Lynnwood, WA 98037

Dixon Morgan      Vice President    None
1820 Berkshire Rd.
Gates Mills, OH 44040

Charles Murray (2)         Senior Vice President     None

Wendy Jean Murray Vice President    None
32 Carolin Road

Upper Montclair, NJ 07043

John W. Nesnay    Vice President    None
9511 S. Hackberry Street

Highlands Ranch, CO 80126

Kevin P. Neznek (2)        Vice President   None

Patrick J. Noble  Vice President    None
1155 Wellesley Avenue #204
Los Angeles, CA 90049

Chad V. Noel      Vice President    None
2408 Eagleridge Drive
Henderson, NV 89014

Raymond Olsen (1) Assistant Vice President  None
         & Treasurer

Gayle E. Pereira  Vice President    None
2707 Via Arboleda

San Clemente, CA 92672

Brian C. Perkes   Vice President    None
8734 Shady Shore Drive

Frisco, TX 75034

Charles K. Pettit Vice President    None
22 Fall Meadow Drive
Pittsford, NY 14534

William L. Presutti        Vice President   None
238 Kemp Avenue
Fair Haven, NJ 07704

Elaine Puleo-Carter (2)    Senior Vice President     None

Christopher L. Quinson     Vice President   None
19 Cayuga Street
Rye, NY 10580

Minnie Ra         Vice President    None
100 Dolores Street, #203
Carmel, CA 93923

Heather Rabinowitz (2)     Assistant Vice President  None
Gary D. Rakan     Vice President    None
25031 Woodridge Triangle
Farmington, MI 48335

Michael A. Raso   Vice President    None
16 N. Chatsworth Ave., Apt. 301

Larchmont, NY  10538

Douglas Rentschler         Vice President   None
677 Middlesex Road
Grosse Pointe Park, MI 48230

Michelle Simone Richter (2)         Vice President   None

Ruxandra Risko(2) Vice President    None

David R. Robertson (2)     Senior Vice President     None

Kenneth A. Rosenson        Vice President   None
24753 Bantage Point Terr.

Malibu, CA 90265

James H. Ruff (2) President & Director      None

William R. Rylander        Vice President   None
85 Evergreen Road
Vernon, CT 06066

Thomas Sabow (2)  Vice President    None

Alfredo Scalzo    Vice President    None
9616 Lake Chase Island Way

Tampa, FL 33626

Michael Sciortino Vice President    None
785 Beau Chene Drive
Mandeville, LA 70471

Eric Sharp        Vice President    None
862 McNeill Circle
Woodland, CA 95695

Debbie Simon (2)  Vice President    None

Douglas Bruce Smith        Vice President   None
808 South 194th Street

Seattle,WA 98148

William A. Spetrino        Vice President   None
7631 Yennicook Way
Hudson, OH 44236

Byron D. Stein    Vice President    None
7000 Island Blvd., Apt. 1408
Aventura, FL 33160

John Stoma (2)    Senior Vice President     None

David E. Sturgis  Vice President    None
81 Surrey Lane

Boxford, MA 01921

Brian C. Summe    Vice President    None
239 N. Colony Drive

Edgewood, KY 41017

Michael Sussman (2)        Vice President   None

George T. Sweeney Senior Vice President     None
5 Smoke House Lane
Hummelstown, PA 17036

Andrew E. Sweeny  Vice President    None
5967 Bayberry Drive

Cincinnati, OH 45242

Scott McGregor Tatum       Vice President   None
704 Inwood
Southlake, TX 76092

James Taylor (2)  Assistant Vice President  None

Martin Telles (2) Senior Vice President     None

Martin Temple (2) Vice President    None

David G. Thomas   Vice President    None
1328 N. Cleveland Street

Arlington, VA 22201

Bryan K.Toma      Vice President    None
14575 S. Gallery
Olathe, KS 66062

Floyd A. Tucker   Vice President    None
1930 W. Barry Ave., #2
Chicago, IL 60657

Tanya Valency (2) Vice President    None

Mark Vandehey (1) Vice President    None

Andrea Walsh (1)  Vice President    None

Suzanne Walters (1)        Assistant Vice President  None

Teresa Ward (1)   Vice President    None

Michael J. Weigner         Vice President   None
4905 W. San Nicholas Street
Tampa, FL 33629

Donn Weise        Vice President    None
3249 Earlmar Drive
Los Angeles, CA 90064

Catherine White (2)        Assistant Vice President  None

Marjorie J. Williams       Vice President   None
6930 East Ranch Road

Cave Creek, AZ 85331

Thomas Wilson (2) Vice President    None

Donna Winn (2)    Senior Vice President     None

Philip Witkower (2)        Senior Vice President     None

Cary Patrick Wozniak       Vice President   None
18808 Bravata Court

San Diego, CA 92128

Gregor D. Yuska   Vice President    None
16035 Canterbury Estates Dr.
Ellisville, MO 63021

Jill Zackman      Vice President    None
10 Colonial Circle
Fairport, NY 14450

(1)6803 South Tucson Way, Englewood, CO 80112
(3)498 Seventh Avenue, New York, NY 10018
(2)350 Linden Oaks, Rochester, NY 14623

(c)      Not applicable.

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company
Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc. at its offices at 6803 South Tucson Way,
Englewood, Colorado 80112.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of
1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the
City of New York and State of New York on the 28th day of November 2001.

OPPENHEIMER MUNICIPAL BOND FUND

By:  /s/  John V. Murphy*

       ---------------------------------------

       John V. Murphy, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures        Title    Date
----------        -----    ----

/s/ Leon Levy*    Chairman of the

----------------------------------  Board of Trustees                           November 28, 2001
Leon Levy

/s/ Donald W. Spiro*               Vice Chairman of the                         November 28, 2001
----------------------------------  Board and Trustee
Donald W. Spiro

/s/ John V. Murphy*                  President and                              November 28, 2001
---------------------------------   Chief Executive
John V. Murphy*                    Officer and Trustee

/s/ Brian W. Wixted*             Treasurer and Chief                            November 28, 2001
---------------------------------   Financial and
Brian W. Wixted                   Accounting Officer

/s/ Robert G. Galli*                    Trustee                                 November 28, 2001

----------------------------------
Robert G. Galli

/s/ Phillip A. Griffiths                Trustee                                 November 28, 2001

---------------------------------
Phillip A. Griffiths

/s/ Benjamin Lipstein*                  Trustee                                 November 28, 2001

---------------------------------
Benjamin Lipstein

/s/ Elizabeth B. Moynihan*              Trustee                                 November 28, 2001

---------------------------------
Elizabeth B. Moynihan

/s/ Kenneth A. Randall*                 Trustee                                 November 28, 2001

---------------------------------
Kenneth A. Randall

/s/ Edward V. Regan*                    Trustee                                 November 28, 2001

---------------------------------
Edward V. Regan

/s/ Russell S. Reynolds, Jr.*           Trustee                                 November 28, 2001

---------------------------------
Russell S. Reynolds, Jr.

/s/ Clayton K. Yeutter*                 Trustee                                 November 28, 2001

---------------------------------
Clayton K. Yeutter

*By: /s/ Robert G. Zack
-----------------------------------------
Robert G. Zack, Attorney-in-Fact

OPPENHEIMER MUNICIPAL BOND FUND

Registration No. 2-57116

Post-Effective Amendment No. 44

Exhibit Index

Form N-1A
Item No.

23 (b)                     By-Laws as Amended and Restated through December 14, 2000.

23(c) (ii)                 Specimen Class A Share Certificate
23(c) (ii)                 Specimen Class B Share Certificate
23(c) (iii)                Specimen Class C Share Certificate

23 (j)                     Independent Auditors' Consent